THE RBB FUND, INC. (the “Company”)

Scotia Dynamic U.S. Growth Fund (the “Fund”)

Class I (DWUGX)

Class II (DWUHX)

Institutional Class (DWUIX)

Supplement dated December 5, 2016

to the Prospectus and Statement of Additional Information (“SAI”) each dated

December 31, 2015

Scotia Institutional Asset Management US, Ltd. (“SIAM”), the current investment adviser to the Fund, has notified the Board of Directors of the Company (the “Board”) that it wishes to resign as the investment adviser to the Fund. In order to ensure the continued management of the Fund’s assets following the resignation by SIAM, the Board unanimously voted to approve (i) an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and Summit Global Investments, LLC (“Summit”), which is expected to become effective in early 2017, and (ii) a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Summit, which will not become effective unless approved by shareholders of the Fund.

The Interim Advisory Agreement will remain effective until the earlier of 150 days from its effective date or the date upon which shareholders approve the New Advisory Agreement.  A special meeting of the shareholders will be held in the first quarter of 2017 at which shareholders will be asked to consider and approve the New Advisory Agreement.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials providing more information about Summit and the New Advisory Agreement including, among other information, a form of the New Advisory Agreement.

In addition, the Fund will change its name to the Summit Global Investments Global Low Volatility Fund, effective as of the effective date of the Interim Advisory Agreement.  The Fund’s investment objective will not change, but certain of the Fund’s principal investment strategies and risks will change.  Following the effective date of the Interim Advisory Agreement, it is expected that the Fund will invest, under normal market conditions, significantly (ordinarily at least 40% - unless market conditions are not deemed favorable by Summit, in which case the Fund would invest at least 30%) in non-U.S. companies.  Therefore, the Fund will be subject to the following additional risk:

Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

Please keep this Supplement with your records.